SLM Student Loan Trust 2003-2 Quarterly Servicing Report
Report Date: 08/31/2005 Reporting Period: 6/1/05 - 8/31/05

I. Deal Parameters

	Student Loan Portfolio Characteristics				05/31/2005	Activity	08/31/2005

A	i	Portfolio Balance			$1,711,707,200.62	($51,298,271.76)	$1,660,408,928.86
	ii	Interest to be Capitalized			10,020,439.44		9,235,201.54

	iii	Total Pool			$1,721,727,640.06		$1,669,644,130.40

	iv	Specified Reserve Account Balance			4,304,319.10		4,174,110.33

	v	Total Adjusted Pool			$1,726,031,959.16		$1,673,818,240.73

B	i	Weighted Average Coupon (WAC)			7.231%		7.227%
	ii	Weighted Average Remaining Term			256.02		255.03
	iii	Number of Loans			85,763		83,181
	iv	Number of Borrowers			52,918		51,268
	v	Aggregate Outstanding Principal Balance — T-Bill			$314,013,978.97		$300,382,800.20
	vi	Aggregate Outstanding Principal Balance — Commercial Paper			$1,407,713,661.09		$1,369,261,330.20

	Notes			Spread	Exchange Rate	Balance 6/15/05	Balance 9/15/05

C	i	A-1 L Notes	78442GFN1	0.020%	1.0000	$0.00	$0.00
	ii	A-2 L Notes	78442GFP6	0.030%	1.0000	$109,240,959.16	$57,027,240.73
	iii	A-3 L Notes	78442GFQ4	0.100%	1.0000	$263,529,000.00	$263,529,000.00
	iv	A-4 L Notes	78442GFR2	0.190%	1.0000	$288,861,000.00	$288,861,000.00
	v	A-5 E Notes *	XS0163731846	0.260%	1.0835	€588,000,000.00	€588,000,000.00
	vi	A-6 ARS Notes	78442GFT8	ARS	1.0000	$66,550,000.00	$66,550,000.00
	vii	A-7 ARS Notes	78442GFU5	ARS	1.0000	$100,000,000.00	$100,000,000.00
	viii	A-8 ARS Notes	78442GFV3	ARS	1.0000	$100,000,000.00	$100,000,000.00
	ix	A-9 ARS Notes	78442GFW1	ARS	1.0000	$100,000,000.00	$100,000,000.00
	xii	B ARS Notes	78442GFX9	ARS	1.0000	$60,753,000.00	$60,753,000.00

	Reserve Account				06/15/2005		09/15/2005

D	i	Required Reserve Acct Deposit (%)			0.25%		0.25%
	ii	Reserve Acct Initial Deposit ($)
	iii	Specified Reserve Acct Balance ($)			$4,304,319.10		$4,174,110.33
	iv	Reserve Account Floor Balance ($)			$2,005,060.00		$2,005,060.00
	v	Current Reserve Acct Balance ($)			$4,304,319.10		$4,174,110.33

	Capitalized Interest Account				06/15/2005		09/15/2005

E	i	Current Capitalized Interest Account Balance ($)			$0.00		$0.00

* A-5 is denominated in Euros

II. 2003-2 Transactions from: 05/31/2005 through: 08/31/2005

A	Student Loan Principal Activity
	i	Regular Principal Collections	$56,345,773.70
	ii	Principal Collections from Guarantor	6,380,877.10
	iii	Principal Reimbursements	89.34
	iv	Other System Adjustments	0.00

	v	Total Principal Collections	$62,726,740.14

B	Student Loan Non-Cash Principal Activity
	i	Other Adjustments	$(674.26)
	ii	Capitalized Interest	(11,427,794.12)

	iii	Total Non-Cash Principal Activity	$(11,428,468.38)

C	Total Student Loan Principal Activity		$51,298,271.76

D	Student Loan Interest Activity
	i	Regular Interest Collections	$17,429,265.96
	ii	Interest Claims Received from Guarantors	372,007.44
	iii	Collection Fees	5,519.70
	iv	Late Fee Reimbursements	246,132.25
	v	Interest Reimbursements	1,126.09
	vi	Other System Adjustments	0.00
	vii	Special Allowance Payments	54,251.21
	viii	Subsidy Payments	1,604,713.54

	ix	Total Interest Collections	$19,713,016.19

E	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$2,447.95
	ii	Capitalized Interest	11,427,794.12

	iii	Total Non-Cash Interest Adjustments	$11,430,242.07

F	Total Student Loan Interest Activity		$31,143,258.26

G	Non-Reimbursable Losses During Collection Period		$(448.99)

H	Cumulative Non-Reimbursable Losses to Date		$328,235.49

III. 2003-2 Collection Account Activity 05/31/2005 through: 08/31/2005

A	Principal Collections
	i		Principal Payments Received	$27,980,189.19
	ii		Consolidation Principal Payments	34,746,461.61
	iii		Reimbursements by Seller	83.48
	iv		Borrower Benefits Reimbursed	0.00
	v		Reimbursements by Servicer	5.86
	vi		Re-purchased Principal	0.00

	vii		Total Principal Collections	$62,726,740.14

B	Interest Collections
	i		Interest Payments Received	$18,874,917.90
	ii		Consolidation Interest Payments	585,320.25
	iii		Reimbursements by Seller	1.75
	iv		Borrower Benefits Reimbursed	0.00
	v		Reimbursements by Servicer	1,124.34
	vi		Re-purchased Interest	0.00
	vii		Collection Fees/Return Items	5,519.70
	viii		Late Fees	246,132.25

	ix		Total Interest Collections	$19,713,016.19

C	Other Reimbursements			$172,129.96

D	Reserves in Excess of Reserve Requirement			$130,208.77

E	Trust Account Investment Income ( VII-D )			$410,392.48

F	Funds Released from Capitalized Interest Account			$0.00

G	Administrator Account Investment Income			$0.00

H	TOTAL COLLECTION ACCOUNT ACTIVITY			$83,152,487.54

	LESS FUNDS PREVIOUSLY REMITTED/SET ASIDE:
		i	Consolidation Loan Rebate Fees	$(4,361,523.03)
		ii	Funds Allocated to the Future Distribution Account	$(17,307,505.90)
		iii	Funds Released from the Future Distribution Account	$11,953,454.13

I	TOTAL AVAILABLE FUNDS			$73,436,912.74

J	Servicing Fees Due for Current Period			$698,142.62

K	Carryover Servicing Fees Due			$0.00

L	Administration Fees Due			$20,000.00

M	Total Fees Due for Period			$718,142.62

IV. 2003-2 Future Distribution Account Activity

A	Account Reconciliation

	i	Beginning Balance	06/15/2005	$5,499,542.63
	ii	Total Allocations for Distribution Period (to future distribution account)		$11,807,963.27
	iii	Total Payments for Distribution Period (from future distribution account)		$(5,354,051.77)
	iv	Funds Released to the Collection Account (from future distribution account)		$(11,953,454.13)

	v	Total Balance Prior to Current Month Allocations		$—

	vi	Ending Balance	09/15/2005	$6,298,011.12

B	Monthly Allocations to the Future Distribution Account

	Monthly Allocation Date		06/15/2005
	i	Primary Servicing Fees		$719,320.72
	ii	Admin fees		6,666.66
	iii	Broker Dealer, Auction Agent and Remarketing Fees		56,439.60
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		4,556,626.47
	v	Interest Accrued on the Class B Notes		160,489.18

	vi	Balance as of	06/15/2005	$5,499,542.63

	Monthly Allocation Date		07/15/2005
	i	Primary Servicing Fees		$707,620.92
	ii	Admin fees		6,666.67
	iii	Broker Dealer, Auction Agent and Remarketing Fees		60,936.68
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		5,093,348.51
	v	Interest Accrued on the Class B Notes		171,593.47

	vi	Total Allocations		$6,040,166.25

	Monthly Allocation Date		08/15/2005
	i	Primary Servicing Fees		$698,142.62
	ii	Admin fees		6,666.67
	iii	Broker Dealer, Auction Agent and Remarketing Fees		60,936.68
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		4,825,226.07
	v	Interest Accrued on the Class B Notes		176,824.98

	vi	Total Allocations		$5,767,797.02

C	Total Future Distribution Account Deposits Previously Allocated			$17,307,505.90

D	Current Month Allocations		09/15/2005
	i	Primary Servicing		$691,837.05
	ii	Admin fees		$6,666.67
	iii	Broker Dealer, Auction Agent and Remarketing Fees		$62,902.38
	iv	Interest Accrued on the Class A Notes and Swap Counterparty		$5,342,195.42
	v	Interest Accrued on the Class B Notes		$194,409.60

	vi	Allocations on the Distribution Date		$6,298,011.12

V. 2003-2 Auction Rate Security Detail

A	Auction Rate Securities - Payments During Distribution Period

		Payment	Security	Interest	No. of			Interest	Broker/Dealer	Auction Agent
	i	Date	Description	Rate	Days	Start Date	End Date	Payment	Fees	Fees
		06/20/2005	SLM 2003-2 A-7	3.170000%	28	05/23/2005	06/20/2005	$246,555.56	$11,666.67	$661.11
		06/20/2005	SLM 2003-2 B	3.170000%	28	05/23/2005	06/20/2005	$149,789.90	$9,450.47	$401.64
		06/27/2005	SLM 2003-2 A-8	3.140000%	28	05/31/2005	06/27/2005	$235,500.00	$11,250.00	$637.50
		07/11/2005	SLM 2003-2 A-6	3.220000%	28	06/13/2005	07/11/2005	$166,670.78	$7,764.17	$439.97
		07/13/2005	SLM 2003-2 A-9	3.237000%	28	06/15/2005	07/13/2005	$251,766.67	$11,666.67	$661.11
		07/18/2005	SLM 2003-2 A-7	3.300000%	28	06/20/2005	07/18/2005	$256,666.67	$11,666.67	$661.11
		07/18/2005	SLM 2003-2 B	3.280000%	28	06/20/2005	07/18/2005	$154,987.65	$9,450.47	$401.64
		07/25/2005	SLM 2003-2 A-8	3.330000%	28	06/27/2005	07/25/2005	$259,000.00	$11,666.67	$661.11
		08/08/2005	SLM 2003-2 A-6	3.240000%	28	07/11/2005	08/08/2005	$167,706.00	$7,764.17	$439.97
		08/10/2005	SLM 2003-2 A-9	3.370000%	28	07/13/2005	08/10/2005	$262,111.11	$11,666.67	$661.11
		08/15/2005	SLM 2003-2 A-7	3.370000%	28	07/18/2005	08/15/2005	$262,111.11	$11,666.67	$661.11
		08/15/2005	SLM 2003-2 B	3.380000%	28	07/18/2005	08/15/2005	$159,712.89	$9,450.47	$401.64
		08/22/2005	SLM 2003-2 A-8	3.459000%	28	07/25/2005	08/22/2005	$269,033.33	$11,666.67	$661.11
		09/06/2005	SLM 2003-2 A-6	3.390000%	28	08/08/2005	09/06/2005	$181,736.96	$8,041.46	$455.68
		09/07/2005	SLM 2003-2 A-9	3.520000%	28	08/10/2005	09/07/2005	$273,777.78	$11,666.67	$661.11
		09/12/2005	SLM 2003-2 A-7	3.585000%	28	08/15/2005	09/12/2005	$278,833.33	$11,666.67	$661.11
		09/12/2005	SLM 2003-2 B	3.600000%	28	08/15/2005	09/12/2005	$170,108.40	$9,450.47	$401.64

	ii	Auction Rate Note Interest Paid During Distribution Period			6/15/05-9/15/05			$3,746,068.14
	iii	Broker/Dealer Fees Paid During Distribution Period			6/15/05-9/15/05			177,621.71
	iv	Auction Agent Fees Paid During Distribution Period			6/15/05-9/15/05			9,529.67
	v	Primary Servicing Fees Remitted			6/15/05-9/15/05			1,420,832.25

	vi	Total						$5,354,051.77
		- Less: Auction Rate Security Interest Payments due on the Distribution Date			09/15/2005			$0.00
		- Less: Auction Rate Security Broker Dealer Fees due on the Distribution Date			09/15/2005			$0.00
		- Less: Auction Rate Security Auction Agent Fees due on the Distribution Date			09/15/2005			$0.00

B	Total Payments Out of Future Distribution Account During Collection Period							$5,354,051.77

C	Funds Released to Collection Account							$11,953,454.13

D	Auction Rate Student Loan Rates			Jun-05	Jul-05	Aug-05
				5.44496%	5.44396%	5.48500%

VI. 2003-2 Portfolio Characteristics

	Weighted Avg Coupon		# of Loans		% *		Principal Amount		% *
STATUS	05/31/2005	08/31/2005	05/31/2005	08/31/2005	05/31/2005	08/31/2005	05/31/2005	08/31/2005	05/31/2005	08/31/2005
INTERIM:
In School
Current	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%

Grace
Current	0.000%	0.000%	0	0	0.000%	0.000%	0.00	0.00	0.000%	0.000%

TOTAL INTERIM	0.000%	0.000%	0	0	0.000%	0.000%	$0.00	$0.00	0.000%	0.000%
REPAYMENT
Active
Current	7.188%	7.185%	57,634	55,891	67.201%	67.192%	$1,060,233,621.48	$1,025,642,428.61	61.940%	61.770%
31-60 Days Delinquent	7.498%	7.361%	2,659	2,649	3.100%	3.185%	55,809,726.98	55,068,710.94	3.260%	3.317%
61-90 Days Delinquent	7.471%	7.397%	1,253	1,491	1.461%	1.792%	24,529,104.74	31,460,456.67	1.433%	1.895%
91-120 Days Delinquent	7.596%	7.486%	663	828	0.773%	0.995%	13,579,629.45	18,781,233.45	0.793%	1.131%
> 120 Days Delinquent	7.724%	7.741%	1,470	1,673	1.714%	2.011%	30,757,527.65	36,571,321.52	1.797%	2.203%

Deferment
Current	7.222%	7.212%	8,165	7,868	9.520%	9.459%	171,171,592.88	163,601,804.30	10.000%	9.853%

Forbearance
Current	7.243%	7.246%	13,757	12,599	16.041%	15.146%	352,069,366.88	325,011,002.18	20.568%	19.574%

TOTAL REPAYMENT	7.230%	7.225%	85,601	82,999	99.811%	99.781%	$1,708,150,570.06	$1,656,136,957.67	99.792%	99.743%
Claims in Process (1)	7.624%	7.816%	162	181	0.189%	0.218%	$3,556,630.56	$4,262,024.55	0.208%	0.257%
Aged Claims Rejected (2)	0.000%	6.625%	0	1	0.000%	0.001%	$0.00	$9,946.64	0.000%	0.001%
GRAND TOTAL	7.231%	7.227%	85,763	83,181	100.000%	100.000%	$1,711,707,200.62	$1,660,408,928.86	100.000%	100.000%

(1)	Claims filed and unpaid; includes claims rejected aged less than 6 months.
(2)	Claims rejected (subject to cure) aged 6 months or more; also includes claims deemed incurable pending repurchase.
*	Percentages may not total 100% due to rounding.

VII. 2003-2 Expected Interest Calculation and Swap Payments

A	Borrower Interest Accrued During Collection Period			$29,022,981.88
B	Interest Subsidy Payments Accrued During Collection Period			1,462,990.04
C	SAP Payments Accrued During Collection Period			188,617.51
D	INV Earnings Accrued for Collection Period (TRUST ACCOUNTS)			410,392.48
E	Investment Earnings (ADMINISTRATOR ACCOUNTS)			0.00
F	Consolidation Loan Rebate Fees			(4,361,523.03)

G	Net Expected Interest Collections			$26,723,458.88

H	Currency Swap Payments Due to the Trust
			IXIS Receives	Trust Pays

	i	Aggregate Swap Notional Amount — Class A-5 *	€588,000,000.00	$637,098,000.00

	ii	Euribor/Libor Rate	2.11100%	3.41000%
	iii	Spread	0.2600%	0.3150%

	iv	Final Rate (ii + iii)	2.37100%	3.72500%

	v	Swap Payments Due	€3,562,822.67	$6,064,819.02

* Notional amounts are calculated using an exchange rate of $1.0835 = 1.00 Euro

VIII. 2003-2 Accrued Interest Factors

		Accrued
		Int Factor	Accrual Period	Rate
A	Class A-1 Interest Rate	0.000000000	6/15/05-9/15/05	0.00000%
B	Class A-2 Interest Rate	0.008791111	6/15/05-9/15/05	3.44000%
C	Class A-3 Interest Rate	0.008970000	6/15/05-9/15/05	3.51000%
D	Class A-4 Interest Rate	0.009200000	6/15/05-9/15/05	3.60000%
E	Class A-5 Interest Rate	0.006059222	6/15/05-9/15/05	2.37100%

IX. 2003-2 Inputs From Prior Period 5/31/05

A	Total Student Loan Pool Outstanding
	i	Portfolio Balance	$1,711,707,200.62
	ii	Interest To Be Capitalized	10,020,439.44

	iii	Total Pool	$1,721,727,640.06
	iv	Specified Reserve Account Balance	4,304,319.10

	v	Total Adjusted Pool	$1,726,031,959.16

B	Total Note and Certificate Factor		0.852329473
C	Total Note Balance		$1,726,031,959.16

D	Note Balance 06/15/2005		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5

	i	Current Factor	0.000000000	0.443987722	1.000000000	1.000000000	1.000000000
	ii	Expected Note Balance	$0.00	$109,240,959.16	$263,529,000.00	$288,861,000.00	588,000,000.00
	iii	Note Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00

E	Note Balance 06/15/2005		Class A-6	Class A-7	Class A-8	Class A-9	Class B

	i	Current Factor	1.000000000	1.000000000	1.000000000	1.000000000	1.000000000
	ii	Expected Note Balance	$66,550,000.00	$100,000,000.00	$100,000,000.00	$100,000,000.00	$60,753,000.00
	iii	Note Principal Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	iv	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover	$0.00	$0.00	$0.00	$0.00	$0.00

F	Reserve Account Balance		$4,304,319.10
G	Unpaid Primary Servicing Fees from Prior Month(s)		$0.00
H	Unpaid Administration fees from Prior Quarter(s)		$0.00
I	Unpaid Carryover Servicing Fees from Prior Quarter(s)		$0.00
J	Interest Due on Unpaid Carryover Servicing Fees		$0.00

X. 2003-2 Waterfall for Distributions

				Remaining
				Funds Balance
A	Total Available Funds ( III - I )		$73,436,912.74	$73,436,912.74

B	Primary Servicing Fees-Current Month		$698,142.62	$72,738,770.12

C	Administration Fee		$20,000.00	$72,718,770.12

D	Auction Agent Fees Due 09/15/2005		$0.00	$72,718,770.12
	Broker/Dealer Fees Due 09/15/2005		$0.00	$72,718,770.12

E	Noteholders’ Interest Distribution Amounts for 09/15/2005
	i	Class A-1	$0.00	$72,718,770.12
	ii	Class A-2	$960,349.41	$71,758,420.71
	iii	Class A-3	$2,363,855.13	$69,394,565.58
	iv	Class A-4	$2,657,521.20	$66,737,044.38
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$6,064,819.02	$60,672,225.36
	vi	Class A-6	$0.00	$60,672,225.36
	vii	Class A-7	$0.00	$60,672,225.36
	viii	Class A-8	$0.00	$60,672,225.36
	ix	Class A-9	$0.00	$60,672,225.36
	xii	Class B	$0.00	$60,672,225.36

	xiii	Total Noteholder's Interest Distribution	$12,046,544.76

F	Noteholder’s Principal Distribution Amount Paid * (or set aside)
	i	Class A-1	$0.00	$60,672,225.36
	ii	Class A-2	$52,213,718.43	$8,458,506.93
	iii	Class A-3	$0.00	$8,458,506.93
	iv	Class A-4	$0.00	$8,458,506.93
	v	Class A-5 US Dollar Equivalent to the Swap Counterparty	$0.00	$8,458,506.93
	vi	Class A-6	$0.00	$8,458,506.93
	vii	Class A-7	$0.00	$8,458,506.93
	viii	Class A-8	$0.00	$8,458,506.93
	ix	Class A-9	$0.00	$8,458,506.93
	xii	Class B	$0.00	$8,458,506.93

	xiii	Total Noteholder's Principal Distribution	$52,213,718.43

G	Increase to the Specified Reserve Account Balance		$0.00	$8,458,506.93

H	Carryover Servicing Fees		$0.00	$8,458,506.93

I	Noteholder’s Interest Carryover
	i	Class A-1	$0.00	$8,458,506.93
	ii	Class A-2	$0.00	$8,458,506.93
	iii	Class A-3	$0.00	$8,458,506.93
	iv	Class A-4	$0.00	$8,458,506.93
	v	Class A-5	$0.00	$8,458,506.93
	vi	Class A-6	$0.00	$8,458,506.93
	vii	Class A-7	$0.00	$8,458,506.93
	viii	Class A-8	$0.00	$8,458,506.93
	ix	Class A-9	$0.00	$8,458,506.93
	xii	Class B	$0.00	$8,458,506.93

	xiii	Total Noteholder's Interest Carryover	$0.00

J	Excess Distribution Release to Certificateholders		$8,458,506.93	$0.00

* Principal allocable to Auction Rate Securities not payable on the distribution date is paid to the Future Distribution Account for payment on the related Auction Rate Distribution date.

XI. 2003-2 Distributions

A	Distribution Amounts		Class A-1	Class A-2	Class A-3	Class A-4	Class A-5	Class A-6	Class A-7	Class A-8	Class A-9	Class B
	i	Quarterly Interest Due	$0.00	$960,349.41	$2,363,855.13	$2,657,521.20	€3,562,822.67	$0.00	$0.00	$0.00	$0.00	$0.00
	ii	Quarterly Interest Paid	0.00	960,349.41	2,363,855.13	2,657,521.20	3,562,822.67	0.00	0.00	0.00	0.00	0.00

	iii	Interest Shortfall	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

	iv	Interest Carryover Due	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00
	v	Interest Carryover Paid	0.00	0.00	0.00	0.00	—	0.00	0.00	0.00	0.00	0.00

	vi	Interest Carryover	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

	vii	Quarterly Principal Due	$0.00	$52,213,718.43	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00
	viii	Quarterly Principal Paid (or set aside)	0.00	52,213,718.43	0.00	0.00	—	0.00	0.00	0.00	0.00	0.00

	ix	Quarterly Principal Shortfall	$0.00	$0.00	$0.00	$0.00	€—	$0.00	$0.00	$0.00	$0.00	$0.00

	x	Total Distribution Amount	$0.00	$53,174,067.84	$2,363,855.13	$2,657,521.20	€3,562,822.67	$0.00	$0.00	$0.00	$0.00	$0.00

B	Principal Distribution Reconciliation

	i	Notes Outstanding Principal Balance 8/31/05	$1,726,031,959.16
	ii	Adjusted Pool Balance 8/31/05	1,673,818,240.73

	iii	Notes Outstanding Exceeding Pool Balance (i-ii)	$52,213,718.43

	iv	Adjusted Pool Balance 5/31/05	$1,726,031,959.16

	v	Adjusted Pool Balance 8/31/05	1,673,818,240.73

	vi	Current Principal Due (iv-v)	$52,213,718.43
	vii	Notes Issued Exceeding Adjusted Pool Balance	—

	viii	Principal Distribution Amount (vi + vii)	$52,213,718.43

	ix	Principal Distribution Amount Paid or Set Aside	$52,213,718.43

	x	Principal Shortfall (viii - ix)	$0.00

C	Total Principal Distribution

	i	USD	$52,213,718.43
	ii	EUR	€—

D	Total Interest Distribution

	i	USD	$5,981,725.74
	ii	EUR	€3,562,822.67

F	Reserve Account Reconciliation

	i	Beginning of Period Balance	$4,304,319.10
	ii	Deposits to correct Shortfall	0.00
	iii	Total Reserve Account Balance Available	$4,304,319.10

	iv	Required Reserve Account Balance	$4,174,110.33

	vi	Shortfall Carried to Next Period	$0.00
	vii	Excess Reserve - Release to Collection Account	$130,208.77
	viii	Ending Reserve Account Balance	$4,174,110.33

							Next ARS
G	Note Balances			06/15/2005	Principal Factor	09/15/2005	Pay Date	Balance
	i	A-1 Note Balance	78442GFN1	$0.00		$0.00
		A-1 Note Pool Factor		0.000000000	0.000000000	0.000000000

	ii	A-2 Note Balance	78442GFP6	$109,240,959.16		$57,027,240.73
		A-2 Note Pool Factor		0.443987722	0.212212069	0.231775654

	iii	A-3 Note Balance	78442GFQ4	$263,529,000.00		$263,529,000.00
		A-3 Note Pool Factor		1.000000000	0.000000000	1.000000000

	iv	A-4 Note Balance	78442GFR2	$288,861,000.00		$288,861,000.00
		A-4 Note Pool Factor		1.000000000	0.000000000	1.000000000

	v	A-5 Note Balance	XS0163731846	€588,000,000.00		€588,000,000.00
		A-5 Note Pool Factor		1.000000000	0.000000000	1.000000000

	vi	A-6 Note Balance	78442GFT8	$66,550,000.00		$66,550,000.00	10/03/05	$66,550,000.00
		A-6 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	vii	A-7 Note Balance	78442GFU5	$100,000,000.00		$100,000,000.00	10/11/05	$100,000,000.00
		A-7 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	viii	A-8 Note Balance	78442GFV3	$100,000,000.00		$100,000,000.00	09/19/05	$100,000,000.00
		A-8 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	ix	A-9 Note Balance	78442GFW1	$100,000,000.00		$100,000,000.00	10/05/05	$100,000,000.00
		A-9 Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

	v	B Note Balance	78442GFX9	$60,753,000.00		$60,753,000.00	10/11/05	$60,753,000.00
		B Note Pool Factor		1.000000000	0.000000000	1.000000000		1.000000000

XII. 2003-2 Historical Pool Information

						2004	2003
			6/1/05 - 8/31/05	3/1/05 - 5/31/05	12/1/04 - 2/28/05	12/1/03 - 11/30/04	2/3/03 - 11/30/03

Beginning Student Loan Portfolio Balance			$1,711,707,200.62	$1,749,184,023.08	$1,777,971,982.32	$1,894,652,748.68	$1,997,000,948.34

	Student Loan Principal Activity
	i	Regular Principal Collections	$56,345,773.70	$43,454,439.19	$34,746,171.80	$143,006,703.40	$113,257,938.49
	ii	Principal Collections from Guarantor	6,380,877.10	6,041,929.81	6,179,881.31	22,163,956.61	8,930,933.22
	iii	Principal Reimbursements	89.34	21,607.83	18,385.28	883,903.56	20,366,326.54
	iv	Other System Adjustments	—	—	—	—	—

	v	Total Principal Collections	$62,726,740.14	$49,517,976.83	$40,944,438.39	$166,054,563.57	$142,555,198.25
	Student Loan Non-Cash Principal Activity					$—
	i	Other Adjustments	$(674.26)	$1,091.05	$23,049.00	$229,999.22	$2,063,873.85
	ii	Capitalized Interest	(11,427,794.12)	(12,042,245.42)	(12,179,528.15)	(49,603,796.42)	(42,270,872.44)

	iii	Total Non-Cash Principal Activity	$(11,428,468.38)	$(12,041,154.37)	$(12,156,479.15)	$(49,373,797.20)	$(40,206,998.59)

(-)	Total Student Loan Principal Activity		$51,298,271.76	$37,476,822.46	$28,787,959.24	$116,680,766.37	$102,348,199.66

	Student Loan Interest Activity
	i	Regular Interest Collections	$17,429,265.96	$17,379,089.23	$17,664,918.40	$75,208,705.54	$66,346,071.83
	ii	Interest Claims Received from Guarantors	372,007.44	383,427.72	419,983.91	1,281,757.39	410,489.34
	iii	Collection Fees	5,519.70	5,519.16	4,051.39	15,720.71	8,062.59
	iv	Late Fee Reimbursements	246,132.25	254,461.17	233,933.15	983,471.55	773,707.63
	v	Interest Reimbursements	1,126.09	1,798.57	228.39	37,449.10	149,999.14
	vi	Other System Adjustments	—	—	—	—	—
	vii	Special Allowance Payments	54,251.21	6,662.57	2,580.25	1,300.63	(60.07)
	viii	Subsidy Payments	1,604,713.54	1,671,900.74	1,671,279.98	7,305,512.52	4,754,673.31

	ix	Total Interest Collections	$19,713,016.19	$19,702,859.16	$19,996,975.47	$84,833,917.44	$72,442,943.77

	Student Loan Non-Cash Interest Activity
	i	Interest Accrual Adjustment	$2,447.95	$2,517.16	$634.92	$8,779.48	$(1,880,268.55)
	ii	Capitalized Interest	11,427,794.12	12,042,245.42	12,179,528.15	49,603,796.42	42,270,872.44

	iii	Total Non-Cash Interest Adjustments	$11,430,242.07	$12,044,762.58	$12,180,163.07	$49,612,575.90	$40,390,603.89

	Total Student Loan Interest Activity		$31,143,258.26	$31,747,621.74	$32,177,138.54	$134,446,493.34	$112,833,547.66
						$—
(=)	Ending Student Loan Portfolio Balance		$1,660,408,928.86	$1,711,707,200.62	$1,749,184,023.08	$1,777,971,982.31	$1,894,652,748.68
(+)	Interest to be Capitalized		$9,235,201.54	$10,020,439.44	$10,151,732.79	$10,453,456.00	$10,514,406.50

(=)	TOTAL POOL		$1,669,644,130.40	$1,721,727,640.06	$1,759,335,755.87	$1,788,425,438.31	$1,905,167,155.18

(+)	Reserve Account Balance		$4,174,110.33	$4,304,319.10	$4,398,339.39	$4,471,063.60	$4,762,917.89

(=)	Total Adjusted Pool		$1,673,818,240.73	$1,726,031,959.16	$1,763,734,095.26	$1,792,896,501.91	$1,909,930,073.07

XIII. 2003-2 Payment History and CPRs

Distribution	Actual	Since Issued	Distribution	Actual	Since Issued
Date	Pool Balances	CPR *	Date	Pool Balances	CPR *

Jun-03	$1,966,479,607	4.03%	Jun-05	$1,721,727,640	4.51%

Sep-03	$1,929,871,272	4.73%	Sep-05	$1,669,644,130	4.997%

Dec-03	$1,905,167,155	4.31%

Mar-04	$1,878,567,270	4.17%

Jun-04	$1,852,716,917	4.07%

Sep-04	$1,815,864,283	4.37%

Dec-04	$1,788,425,438	4.31%

Mar-05	$1,759,335,756	4.30%

* “Since Issued CPR” is based on the current period’s ending pool balance calculated against the original pool balance and assuming cutoff date pool data.